Exhibit 10.85

PLACEMENT AGENCY AGREEMENT

November 1, 2003

Spencer Trask Ventures, Inc.

535 Madison Avenue

18th Floor

New York, New York 10022

Ladies and Gentlemen:

Prospect Medical Holdings, Inc., a Delaware corporation (the “Company”), hereby confirms its agreement (the “Agreement”) with Spencer Trask Ventures, a Delaware corporation (the “Placement Agent”), as follows (unless the context otherwise requires, as used herein, the “Company” refers to Prospect Medical Holdings, Inc., and its subsidiaries, and Prospect Medical Group and its subsidiaries, and as finally constituted giving effect to the merger and acquisition transactions contemplated by the Offering (as hereinafter defined)):

1.  Offering. (a) Subject to the provisions of Section 1(e) below, the Company will offer (the “Offering”) for sale through the Placement Agent and its selected dealers, as exclusive agent for the Company, a minimum of 69 units (the “Minimum Amount”) and a maximum of 104 units (the “Units”), plus up to an additional 31 Units to cover over subscriptions, if any, in the sole discretion of the Placement Agent.  Each Unit will consist of 20,000 shares (the “Shares”) at $5.50 per share of the Company’s Series A Convertible Preferred Stock, $0.01 par value per share (the “Series A Preferred Stock”), which Shares shall have the rights and privileges described in the Memorandum (as defined below) under the heading, “Description of The Series A Preferred Stock.”

(b) Subject to the provisions of Section 1(e) below, placement of the Units by the Placement Agent will be made on a “reasonable best efforts—all or none” basis with respect to the Minimum Amount and on a “reasonable best efforts” basis as to the remaining Units.  The minimum subscription for Units shall be one Unit; however, the Placement Agent may, in its sole discretion, offer fractional Units.  The Units will be offered commencing on the date of the Memorandum for a period of 90 days, unless extended by mutual agreement of the Placement Agent and the Company for an additional 30 days or terminated earlier as provided herein (the “Offering Period”).  The date on which the Offering Period shall terminate shall be referred to as the “Termination Date.”

(c) Subscriptions for the Units will be accepted by the Company at a price of $110,000 per Unit (the “Offering Price”); provided, however, that the Placement Agent shall not tender to the Company and the Company shall not accept subscriptions for, or sell Units to, any persons or entities who do not qualify as “accredited investors,” as such term is defined in Rule 501 of Regulation D promulgated under Section 4(2) of the Securities Act of 1933, as amended (the “Act”).

(d) The offering of the Units will be made by the Company solely pursuant to the Memorandum, which at all times will be in form and substance acceptable to the Placement Agent and its counsel and contain such legends and other information as the Placement Agent and its counsel may, from time to time, deem necessary and desirable to be set forth therein. “Memorandum” as used in this Agreement means the Company’s Confidential Private Placement Memorandum dated November 1, 2003, inclusive of all exhibits, and all amendments, supplements and appendices thereto.  Unless otherwise defined, each term used in this Agreement will have the same meaning as set forth in the Memorandum.

(e) Anything contained in this Section 1 or elsewhere in this Agreement to the contrary notwithstanding, the Company agrees with the Placement Agent that (i) the funds held in the Escrow Account (as hereinafter defined) shall not be released to the Company even if the Minimum Amount is reached unless the Company obtains additional financing, on commercially reasonable terms, in an amount sufficient to acquire, and actually does acquire, Acquisition Target One and (ii) even if the Minimum Amount is reached and the Company is able to obtain such additional financing, should the closing of Acquisition Target One not actually occur, for any reason, the gross proceeds held in the Escrow Account shall remain in escrow until at least $8.58 million (78 Units) in gross proceeds are received into the Escrow Account (the foregoing, the “Section 1(e) Requirments”).

2.  Representations and Warranties.  The Company hereby represents and warrants to the Placement Agent that:

(a) The Memorandum has been diligently prepared by the Company, in conformity with all applicable laws, and is in compliance with Regulation D as promulgated under Section 4(2) of the Act (“Regulation D”), the Act and the requirements of all other rules and regulations (the “Regulations”) of the Securities and Exchange Commission (the “SEC”) relating to offerings of the type contemplated by the Offering, and the applicable securities laws and the rules and regulations of those jurisdictions wherein the Units are to be offered and sold.  The Units will be offered and sold pursuant to the registration exemption provided by Regulation D and Section 4(2) and/or Section 4(6) of the Act as a transaction not involving a public offering and the requirements of any other applicable state securities laws and the respective rules and regulations thereunder in those jurisdictions in which the Placement Agent notifies the Company that the Units are being offered for sale.  The Memorandum describes all material aspects, including attendant risks, of an investment in the Company.  The Company has not taken nor will it take any action which conflicts with the conditions and requirements of, or which would make unavailable with respect to the Offering, the exemption(s) from registration available pursuant to Regulation D or Section 4(2) and/or Section 4(6) of the Act and knows of no reason why any such exemption would be otherwise unavailable to it. The Company has not been subject to any order, judgment or decree of any court of competent jurisdiction temporarily, preliminarily or permanently enjoining it for failing to comply with Section 503 of Regulation D.

(b) The Memorandum does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  None of the statements, documents, certificates or other items prepared or supplied by the Company with respect to the transactions contemplated hereby contains an untrue statement of a material fact or omits a material fact necessary to make the statements contained therein not misleading.  There is no fact which the Company has not disclosed to the Placement Agent and its counsel in writing and of which the Company is aware which materially and adversely affects or could materially and adversely affect the business prospects, financial condition, operations, property or affairs of the Company or any of its subsidiaries.

(c) The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation.  Except as set forth in the Memorandum, the Company has no subsidiaries and does not have an equity interest in any other firm, partnership, association or other entity.  The Company is duly qualified to transact business as a foreign corporation and is in good standing under the laws of each jurisdiction where the location of its properties or the conduct of its business makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the Company or its business.

(d) The Company has all requisite power and authority (corporate and other) to conduct its business as presently conducted and as proposed to be conducted (as described in the Memorandum), to enter into and perform its obligations under this Agreement and the other agreements contemplated hereby and by the Memorandum (collectively, the “Transaction Documents”) and to issue, sell and deliver the Shares and the shares of common stock of the Company, $0.01 par value per share (the “Common Stock”), issuable upon conversion of the Shares (the “Conversion Shares”).  Each of the Transaction Documents has been duly authorized.  This Agreement has been duly executed and delivered and constitutes, and each of the other Transaction Documents, upon due execution and delivery, will constitute, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to any applicable bankruptcy, insolvency or other laws affecting the rights of creditors generally and to general equitable principles and the availability of specific performance.

(e) None of the execution and delivery of, or performance by the Company under any of the Transaction Documents or the consummation of the transactions herein or therein contemplated conflicts with or violates, or will result in the creation or imposition of, any lien, charge or other encumbrance upon any of the assets of the Company under any agreement or other instrument to which the Company is a party or by which the Company or its assets may be bound, or any term of the charter or by-laws of the Company, or any license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or any of its assets.

(f) Immediately prior to the First Closing (as hereafter defined), the Company will have authorized and outstanding capital stock as set forth under the heading “Capitalization” in the Memorandum.  All outstanding shares of capital stock of the Company are duly authorized, validly issued and outstanding, fully paid and nonassessable.  Except as set forth in the Memorandum: (i) there are no outstanding options, stock subscription agreements, warrants or other rights permitting or requiring the Company or others to purchase or acquire any shares of capital stock or other equity securities of the Company or to pay any dividend or make any other distribution in respect thereof; (ii) there are no securities issued or outstanding which are convertible into or exchangeable for any of the foregoing and there are no contracts, commitments or understandings, whether or not in writing, to issue or grant any such option, warrant, right or convertible or exchangeable security; (iii) no shares of stock or other securities of the Company are reserved for issuance for any purpose; (iv) there are no voting trusts or other contracts, commitments, understandings, arrangements or restrictions of any kind with respect to the ownership, voting or transfer of shares of stock or other securities of the Company, including without limitation, any preemptive rights, rights of first refusal, proxies or similar rights; and (v) no person holds a right to require the Company to register any securities of the Company under the Act or to participate in any such registration.  The issued and outstanding shares of capital stock of the Company conform to all statements in relation thereto contained in the Memorandum and the Memorandum describes all material terms and conditions thereof.  All issuances by the Company of its securities were exempt from registration under the Act and any applicable state securities laws.

(g) Immediately prior to the First Closing, the Shares, the Conversion Shares and the Agent’s Shares (as defined below) have been duly authorized and, when issued and delivered against payment therefor as provided in the Transaction Documents, will be validly issued, fully paid and nonassessable.  No holder of any of the Shares, the Conversion Shares or the Agent’s Securities (as defined below) will be subject to personal liability solely by reason of being such a holder, and except as described in the Memorandum, none of the Shares, the Conversion Shares or the Agent’s Securities are subject to preemptive or similar rights of any stockholder or security holder of the Company or an adjustment under the antidilution or exercise rights of any holders of any outstanding shares of capital stock, options, warrants or other rights to acquire any securities of the Company. Immediately prior to the First Closing, a sufficient number of authorized but unissued shares of Common Stock will have been reserved for issuance upon the conversion of the Shares and the exercise of the Agent’s Warrants (as defined below).

(h) No consent, authorization or filing of or with any court or governmental authority is required in connection with the issuance or the consummation of the transactions contemplated herein or in the other Transaction Documents, except for required filings with the SEC and applicable “Blue Sky” or state securities commissions relating specifically to the Offering (all of which filings have been made by, or on behalf of, the Company, other than those which are required to be made after the First Closing (all of which will be duly made on a timely basis).

(i) The Company financial statements, together with the related notes, included in the Memorandum present fairly the financial position of the Company as of the respective dates specified and the results of its operations and changes in financial position for the respective periods covered thereby.  Such financial statements and related notes were prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated. Except as set forth in such financial statements or in the Memorandum, the Company has no material liabilities of any kind, whether accrued, absolute, contingent or otherwise or entered into any material transactions.  The other financial and statistical information with respect to the Company and any pro-forma information and related notes included in the Memorandum present fairly the information shown therein on a basis consistent with the financial statements of the Company included in the Memorandum.  The Company does not know of any facts, circumstances or conditions materially adversely affecting its operations, earnings or prospects which have not been fully disclosed in the Memorandum.

(j) The conduct of business by the Company as presently and proposed to be conducted is not subject to continuing oversight, supervision, regulation or examination by any governmental official or body of the United States or any other jurisdiction wherein the Company conducts or proposes to conduct such business, except as described in the Memorandum and except such regulation as is applicable to commercial enterprises generally.  The Company has obtained all material licenses, permits and other governmental authorization to conduct its business as presently conducted.

(k) No default by the Company or, to the best knowledge of the Company, any other party exists in the due performance under any material agreement to which the Company is a party or to which any of its assets is subject (collectively, the “Company Agreements”).  The Company Agreements disclosed in the Memorandum are the only material agreements to which the Company is bound or by which its assets are subject, are accurately and fairly described in the Memorandum and are in full force and effect in accordance with their respective terms, subject to any applicable bankruptcy, insolvency or other laws affecting the rights of creditors generally and to general equitable principles and the availability of specific performance.

(l) Except as set forth in the Memorandum, there are no actions, proceedings, claims or investigations, before or by any court or governmental authority (or any state of facts which management of the Company has concluded could give rise thereto) pending or, to the knowledge of the Company, threatened, against the Company, or involving its assets or, to the knowledge of the Company, involving any of its officers or directors which, if determined adversely to the Company or such officer or director, could result in any material adverse change in the condition (financial or otherwise) or prospects of the Company or adversely affect the transactions contemplated by this Agreement or the other Transaction Documents or the enforceability thereof.

(m) The Company is not in violation of: (i) its charter or by-laws; (ii) any indenture, mortgage, deed of trust, note or other agreement or instrument to which the Company is a party or by which it is or may be bound or to which any of its assets may be subject; (iii) any statute, rule or regulation currently applicable to the Company; or (iv) any judgment, decree or order applicable to the Company, which violation or violations individually, or in the aggregate, would result in any material adverse change in the condition (financial or otherwise) or prospects of the Company.

(n) The Company does not own any real property in fee simple, and the Company has good and marketable title to all property (personal, tangible and intangible) owned by it, free and clear of all security interests, liens and encumbrances, except such as are described in the Memorandum.

(o) Except as disclosed in the Memorandum, the Company owns all right, title and interest in, or possesses adequate and enforceable rights to use, all patents, patent applications, trademarks, service marks, copyrights, rights, licenses, franchises, trade secrets, confidential information, processes and formulations necessary for the conduct of its business, except as otherwise described in the Memorandum (collectively, the “Intangibles”).  Except as set forth in the Memorandum, to the knowledge of the Company it has not infringed upon the rights of others with respect to the Intangibles and the Company has not received notice that it has or may have infringed or is infringing upon the rights of others with respect to the Intangibles, or any notice of conflict with the asserted rights of others with respect to the Intangibles which could, individually or in the aggregate, materially and adversely affect the condition (financial or otherwise) or prospects of the Company. Except as set forth in the Memorandum, to the best knowledge of the Company, no others have infringed upon the Intangibles.

(p) Subsequent to the respective dates as of which information is given in the Memorandum, the Company has operated its business diligently and only in the ordinary course as theretofore conducted and, except as may otherwise be set forth in or contemplated by the Memorandum, there has been no: (i) material adverse change in the condition (financial or otherwise) of the Company; (ii) transaction otherwise than in the ordinary course of business; (iii) issuance of any securities (debt or equity) or any rights to acquire any such securities, other than issuances pursuant to the Company’s stock option plans; (iv) damage, loss or destruction, whether or not covered by insurance, with respect to any asset or property of the Company; or (v) agreement to permit any of the foregoing.

(q) The Company has filed, on a timely basis, each Federal, state, local and foreign tax return which is required to be filed, or has requested an extension therefor and has paid all taxes and all related assessments, penalties and interest to the extent that the same have become due.

(r) Except as set forth in the Memorandum, the Company is not obligated to pay, and has not obligated the Placement Agent to pay, a finder’s or origination fee in connection with the Offering and agrees to indemnify the Placement Agent from any such claim made by any other person.  The Company has not offered for sale or solicited offers to purchase the Units except for negotiations with the Placement Agent.  Except as set forth in the Memorandum, no other person has any right to participate in any offer, sale or distribution of the Company’s securities to which the Placement Agent’s rights, described herein, shall apply.

(s) The Company has and will maintain appropriate casualty and liability insurance coverage, in scope and amounts reasonable and customary for similar businesses.

(t) Neither the sale of the Units by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto. Without limiting the foregoing, neither the Company nor any of its subsidiaries (a) is a person whose property or interests in property are blocked pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) or (b) engages in any dealings or transactions, or be otherwise associated, with any such person.  The Company and its subsidiaries are in compliance with the USA Patriot Act of 2001 (signed into law October 26, 2001).

(u) The Company does not engage in the corporate practice of medicine.

3. Placement Agent Appointment and Compensation. (a) The Company hereby appoints the Placement Agent and its selected dealers as its exclusive agent in connection with the Offering.  The Company has not and will not make, or permit to be made, any offers or sales of the Units other than through the Placement Agent without its prior written consent.  The Placement Agent has no obligation to purchase any of the Units.  The agency of the Placement Agent hereunder shall continue until the earlier of the Termination Date or the Final Closing.

(b) The Company has caused to be delivered to the Placement Agent copies of the Memorandum and has consented, and hereby consents, to the use of such copies for the purposes permitted by the Act and applicable securities laws, and hereby authorizes the Placement Agent and its agents, employees and selected dealers to use the Memorandum in connection with the sale of the Units until the Termination Date, and no other person or entity is or will be authorized to give any information or make any representations other than those contained in the Memorandum or to use any offering materials other than those contained in the Memorandum in connection with the sale of the Units.

(c) The Company will cooperate with the Placement Agent by making available to its representatives such information as may be requested in making a reasonable investigation of the Company and its affairs and shall provide access to such employees as shall be reasonably requested.

(d) The Company shall pay to the Placement Agent a placement fee equal to ten percent (10%) of the Offering Price of all the Units sold in the Offering (the “Placement Agent’s Fee”).  The Placement Agent shall also receive an accountable expense allowance (the “Expense Allowance”), covering the legal fees of the Placement Agent, due diligence fees, marketing, printing and mailing expenses, as well as well as “Blue Sky” legal fees and “Blue Sky” filing fees and expenses. Payment of the proportional amounts of the Placement Agent’s Fee will be made out of the proceeds of subscriptions for the Units sold at each Closing.  Payment of the Expense Allowance will be made at each Closing.

(e) As additional compensation hereunder, at each Closing (as defined below), the Company shall grant to the Placement Agent or its designees for nominal consideration warrants (the “Agent’s Warrants”) to purchase, at an exercise price of $5.50 per share, a number of shares of Series A Preferred Stock equal to twenty percent (20%) of the Shares contained in the Units sold in the Offering (the “Agent’s Shares;” and, collectively with the Agent’s Warrants, the “Agent’s Securities”).  The Agent’s Warrants shall also provide the Placement Agent with a cashless exercise right.  The Agent’s Warrants shall be exercisable until the date 10 years after the date of issuance (the “Warrant Exercise Term”).  In addition, the holders of the Agent’s Common Stock underlying the Shares (the “Registrable Shares”) will have automatic and “piggy-back” registration rights substantially equivalent to those to be granted to the holders of Shares, with respect to the Registrable Shares during the period ending 10 years from the Final Closing.  Prior to the First Closing, the Company and Placement Agent shall enter into a warrant agreement (the “Warrant Agreement”), which shall contain such terms and other customary provisions including corporate anti-dilution provisions (including weighted average value dilution) in form and substance satisfactory to the Placement Agent and the Company.

(f) The Company shall also pay to the Placement Agent the Placement Agent’s Fee and sell to the Placement Agent the Agent’s Warrants (collectively, the “Investor Fee”), calculated according to the percentages set forth in the sections 3(d) and (e) of this Agreement, if by reason of an introduction initiated by the Placement Agent during the Offering, a third party who is not affiliated with the Placement Agent or the Company invests in any equity securities of the Company at any time within twelve (12) months from the Final Closing of the Offering (the “Post-Closing Investors”).  For purposes of verification, the Placement Agent shall, within thirty (30) days following the date of the Final Closing, deliver to the Company a list of the names of all third parties whose introduction to the Company was initiated by the Placement Agent.  The Company shall promptly notify the Placement Agent and demonstrate to the Placement Agent’s reasonable satisfaction any prior introduction to the Company of any such party listed by the Placement Agent.  If an event or transaction shall occur which would entitle the Placement Agent to receive both the Investor Fee and the Finder’s Fee (defined below), then the Company shall have the right to elect which fee it shall pay to the Placement Agent in full satisfaction of its obligations pursuant to this section 3(f) and the Finder’s Agreement, as described in 3(g) below.

(g) On or prior to the First Closing, the Company shall enter into a Finder’s Fee Agreement (the “Finder’s Agreement”), which will provide that, in the event that at any time prior to twelve (12) months from the Final Closing, with a one year fee tail, the Company or any of its affiliates shall enter into any transaction (including, without limitation, any sale or exchange of stock or assets, merger, consolidation, acquisition, financing, joint venture, a material investment in the securities of or loan to the Company, a purchase of a material portion of the stock of the Company) with any party introduced to the Company by the Placement Agent, directly or indirectly, during such period, the Placement Agent will be paid a cash finder’s fee, payable at the closing thereof, equal to a percentage of the consideration or value received by the Company and/or its stockholders as follows: (i) five percent (5%) of the first $1,000,000 or a portion thereof; plus (ii) four percent (4%) of any transaction value in excess of $1,000,000 but less than $2,000,000; plus (iii) three percent (3%) of any transaction value in excess of $2,000,000 but less than $3,000,000; plus (iv) two percent (2%) of any transaction value in excess of $3,000,000 but less than $4,000,000; plus (v) one percent (1%) of any transaction value in excess of $4,000,000 (collectively, the “Finder’s Fee”).  Any such finder’s fee due shall be paid at the closing of the particular consummated transaction for which the Finder’s Fee is payable.

4. Subscription and Closing Procedures. (a) Each prospective purchaser will be required to complete and execute one original omnibus signature page which shall serve as the signature page for each of the Subscription Agreement, Registration Rights Agreement and Stockholders Agreement in the forms annexed to the Memorandum (“Subscription Documents”), which will be forwarded or delivered to the Placement Agent at the Placement Agent’s offices at the address set forth in Section 11 hereof, together with the subscriber’s check or good funds in the full amount of the Offering Price for the number of Units desired to be purchased.

(b) All funds for subscriptions received from the offering of the Units will be promptly forwarded by the Placement Agent or the Company, if received by it, to and deposited into the escrow account (the “Escrow Account”) established for such purpose with American Stock Transfer & Trust Company or such other financial institution selected by the Placement Agent (the “Escrow Agent”).  All such funds for subscriptions will be held in the Escrow Account pursuant to the terms of the Escrow Agreement among the Company, the Placement Agent and the Escrow Agent.  The Company will pay all fees related to the establishment and maintenance of the Escrow Account.  Any interest accruing on funds in the Escrow Account shall be utilized first to reimburse the Company for such fees and the balance, if any, shall be distributed to the Placement Agent.  Subject to the receipt of such subscriptions for the Minimum Amount, the Company will either accept or reject the Subscription Documents in a timely fashion, after receiving them from the Placement Agent or subscribers, and at each Closing will countersign the Subscription Documents and provide duplicate copies of such Agreements to the Placement Agent for distribution to the subscribers.  The Company will give notice to the Placement Agent of its acceptance of each subscription.  The Company will promptly return to subscribers incomplete, improperly completed, improperly executed and rejected subscriptions and give written notice thereof to the Placement Agent upon such return.

(c) If subscriptions for at least the Minimum Amount have been accepted prior to the Termination Date (subject to the fulfillment of the Section 1(e) Requirements), the funds therefor have been collected by the Escrow Agent and all of the conditions set forth elsewhere in this Agreement are fulfilled, a closing shall be held promptly with respect to the Units sold (the “First Closing”).  Thereafter, the remaining Units will continue to be offered and sold until the Termination Date. Additional closings (“Closings”) may from time to time be conducted at times mutually agreeable with respect to additional Units sold with the final closing (“Final Closing”) to occur within 10 days from the earlier of the Termination Date or the sale of all Units offered. Delivery of payment for the accepted subscriptions for Units from the funds held in the Escrow Account will be made, pursuant to written instructions signed by the Company and by STVI, at each Closing at the Placement Agent’s offices against delivery of the Units by the Company at the address set forth in Section 11 hereof (or at such other place as may be mutually agreed upon between the Company and the Placement Agent).  Executed certificates for the Shares constituting the Units and the Agent’s Warrants will be in such authorized denominations and registered in such names as the Placement Agent may request on or before the second full business day prior to the date of each Closing (“Closing Date”), and will be made available to the Placement Agent for checking and packaging at the Placement Agent’s office at least one full business day prior thereto.

(d) If Subscription Documents for the Minimum Amount have not been received and accepted by the Company on or before the Termination Date for any reason, the Offering will be terminated, no Units will be sold, and the Escrow Agent will, pursuant to written instructions signed by the Company and the Placement Agent, cause all monies received from subscribers for the Units to be promptly returned to such subscribers without interest, penalty, expense or deduction.

5. Further Covenants. The Company hereby covenants and agrees that:

(a) Except with the prior written consent of the Placement Agent, the Company shall not, at any time prior to the Final Closing, take any action which would cause any of the representations and warranties made by it in this Agreement not to be complete and correct on and as of each Closing Date with the same force and effect as if such representations and warranties had been made on and as of each such date.

(b) If, at any time prior to the Final Closing, any event shall occur which does or may materially affect the Company or as a result of which it might become necessary to amend or supplement the Memorandum so that the representations and warranties herein remain true, or in case it shall, in the opinion of counsel to the Placement Agent, be necessary to amend or supplement the Memorandum to comply with Regulation D or any other applicable securities laws or regulations, the Company will promptly notify the Placement Agent and shall, at its sole cost, prepare and furnish to the Placement Agent copies of appropriate amendments and/or supplements in such quantities as the Placement Agent may request.  The Company will not at any time, whether before or after the Final Closing, prepare or use any amendment or supplement to the Memorandum of which the Placement Agent will not previously have been advised and furnished with a copy, or to which the Placement Agent or its counsel will have objected in writing or orally (confirmed in writing within 24 hours), or which is not in compliance with the Act, the Regulations and other applicable securities laws. As soon as the Company is advised thereof, the Company will advise the Placement Agent and its counsel, and confirm the advice in writing, of any order preventing or suspending the use of the Memorandum, or the suspension of the qualification or registration of the Shares for offering or the suspension of any exemption for such qualification or registration of the Shares for offering in any jurisdiction, or of the institution or threatened institution of any proceedings for any of such purposes, and the Company will use its best efforts to prevent the issuance of any such order and, if issued, to obtain as soon as reasonably possible the lifting thereof.

(c) The Company shall comply with the Act, the Regulations, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the rules and regulations thereunder, all applicable state securities laws and the rules and regulations thereunder in the states in which Blue Sky counsel has advised the Placement Agent that the Units are qualified or registered for sale or exempt from such qualification or registration, so as to permit the continuance of the sales of the Units, and will file with the SEC, and shall promptly thereafter forward to the Placement Agent, any and all reports on Form D as are required.

(d) The Company shall use commercially reasonable best efforts to qualify the Units for sale under the securities laws of such jurisdictions in the United States as may be mutually agreed to by the Company and the Placement Agent, and the Company will make such applications and furnish information as may be required for such purposes, provided that the Company will not be required to qualify as a foreign corporation in any jurisdiction.  The Company will, from time to time, prepare and file such statements and reports as are or may be required to continue such qualifications in effect for so long a period as the Placement Agent may reasonably request.

(e) The Company shall place a legend on the certificates representing the Shares and the Conversion Shares issued to subscribers stating that the securities evidenced thereby have not been registered under the Act or applicable state securities laws, setting forth or referring to the applicable restrictions on transferability and sale of such securities under the Act and applicable state laws.

(f) The Company shall apply the net proceeds from the sale of the Units to fund the acquisition of Acquisition Target One (as defined in the Memorandum) or, alternatively, other potential acquisitions, repayment of acquisition indebtedness, and/or other working capital requirements and purposes as specifically described under “Use of Proceeds” in the Memorandum.  Except as specifically set forth in the Memorandum, the net proceeds of the Offering shall not be used to repay indebtedness to officers, directors or stockholders of the Company without the prior written consent of the Placement Agent.

(g) During the Offering Period, the Company shall make available for review by prospective purchasers of the Units during normal business hours at the Company’s offices, upon their request, copies of the Company Agreements to the extent that such shall not violate any obligation on the part of the Company to maintain the confidentiality thereof and shall afford each prospective purchaser of Units the opportunity to ask questions of and receive answers from an officer of the Company concerning the terms and conditions of the Offering and the opportunity to obtain such other additional information necessary to verify the accuracy of the Memorandum to the extent it possesses such information or can acquire it without unreasonable expense.

(h) Except with the prior written consent of the Placement Agent, the Company shall not, at any time prior to the Final Closing, engage in or commit to engage in any transaction outside the ordinary course of business or issue, agree to issue or set aside for issuance any securities (debt or equity) or any rights to acquire any such securities except as contemplated by the Memorandum.

(i) Until the earlier of (i) the second anniversary of the Final Closing and (ii) the effective date of the Company’s Form 10 registration statement under the 1934 Act (so long as the Company thereafter files on a current basis all subsequent reports required to be filed by the Company under the 1934 Act), the Company shall deliver to the Placement Agent and the Company’s stockholders: (i) annual audited financial statements setting forth fairly the financial position of the Company; (ii) quarterly unaudited financial statements including both a balance sheet and statement of income (with year over year quarterly comparisons); and (iii) a quarterly report of the progress and status of the Company and an annual report setting forth clearly the financial position and outlook of the

Company; provided that such report need not contain information reasonably deemed confidential by the Company’s Board of Directors.  In addition, the Company shall deliver to the Placement Agent a copy of a list of its stockholders as and when so requested, and shall establish and maintain a Company website for the dissemination of general Company information and potentially the information to be provided in items (i) and (iii) above.

(j) The Company shall pay all reasonable expenses incurred in connection with the preparation and printing of all necessary offering documents and instruments related to the Offering and the issuance of the Shares, the Conversion Shares, the Agent’s Shares and the Agent’s Warrants and will also pay the Company’s own expenses for accounting fees, legal fees and other costs involved with the Offering. The Company will provide at its own expense such quantities of the Memorandum and other documents and instruments relating to the Offering as the Placement Agent may reasonably request. In addition, the Company shall pay all reasonable filing fees, costs and legal fees for Blue Sky services and related filings and expenses of counsel with respect to Blue Sky qualifications.  The Blue Sky filings shall be prepared by the Placement Agent’s counsel on behalf of the Company and all Blue Sky filing fees shall be paid by the Company prior to any filing.  At each Closing, upon receiving written instructions to do so from the Company and the Placement Agent, the Escrow Agent may deduct from the proceeds of subscriptions for Units sold at such Closing, all other fees and expenses of Blue Sky counsel outstanding as of such date, and pay such amount directly to such counsel.

(k) Until the completion of the Offering or the Termination Date, neither the Company nor any person or entity acting on its behalf will negotiate with any other placement agent or underwriter with respect to a private or public offering of the Company’s or any subsidiary’s debt or equity securities. Neither the Company nor anyone acting on its behalf will, until the Termination Date, offer for sale to, or solicit offers to subscribe for Units or other securities of the Company from, or otherwise approach or negotiate in respect thereof with, any other person.

(l) Executive officers of the Company will continue to retain their current positions following the Offering, and prior to the First Closing, the Placement Agent shall either approve any existing employment or other similar agreements or the Company will enter into a written agreement with Jacob Y. Terner, M.D., in form and substance reasonably satisfactory to the Placement Agent.

(m) The Company will maintain for a period of two (2) years after the First Closing, “key man” life insurance policies in the amount of $1,000,000 for Jacob Y. Terner, M.D. if and to the extent that such coverage is available on a commercially reasonable basis.

(n) The Placement Agent shall have the right to designate one (1) person reasonably acceptable to the Company to serve, at the Placement Agent’s sole discretion, on the Board of Directors of the Company.  In the event such person is designated as a nominee for director, the Principal Stockholders shall agree, as provided in the Stockholders Agreement, to vote in favor of such nominee and the Company shall use its best efforts (which shall include, without limitation, the solicitation of proxies on behalf of such nominee) to elect such nominee to the Board of Directors.

For the purpose of this Agreement, a “Principal Stockholder” shall have the meaning ascribed in the Stockholders’ Agreement. Additionally, the Placement Agent designee shall serve on a committee of the Company’s Board of Directors which has been given sole discretion to authorize stock option grants by the Company (the “Stock Committee”).  All stock option grants by the Company shall be subject to the prior written consent of the Stock Committee; provided, however, that all options grants by the Company to senior management shall be subject to the prior written approval of the nominee of the Placement Agent, which approval shall not be unreasonably withheld or delayed.   The Company covenants and agrees that from the time of the First Closing until such time that the Placement Agent’s designee actually becomes a member of the Board of Directors and the Stock Committee, no option grants will be made to senior management that would have otherwise required the approval of the Placement Agent’s nominee had such nominee been in place at the time of the option grant. The Company agrees to indemnify and hold the Placement Agent harmless against any and all claims, actions, awards and judgments arising solely out of the attendance and participation of the Placement Agent and its designated nominee at any such meeting described herein.

(o) The Company shall take all necessary and appropriate action to file, not later than ninety (90) days after the Final Closing, a registration statement on Form 10 under the 1934 Act to become a fully reporting company under the 1934 Act.

6. Conditions of Placement Agent’s Obligations. The obligations of the Placement Agent hereunder are subject to the fulfillment, at or before each Closing, of the following additional conditions:

(a) Each of the representations and warranties of the Company shall be true and correct when made on the date hereof and on and as of each Closing Date as though made on and as of each Closing Date.

(b) The Company shall have performed and complied with all agreements, covenants and conditions required to be performed and complied with by it under the Transaction Documents at or before each Closing.

(c) No order suspending the use of the Memorandum or enjoining the offering or sale of the Units shall have been issued, and no proceedings for that purpose or a similar purpose shall have been initiated or pending, or, to the best of the Company’s knowledge, are contemplated or threatened.

(d) As of the First Closing, the Company will have an authorized capitalization of 40,000,000 shares of Common Stock, of which approximately 4,314,525 shares (plus any other shares issued upon exercise of outstanding options or warrants) shall be issued and outstanding and 5,000,000 shares of Preferred Stock, of which 3,240,000 shares will be designated as Series A Convertible Preferred Stock and up to 2,700,000 shares of Series A Convertible Preferred Stock will be issued and outstanding.

(e) The Placement Agent shall have received certificates of the Chief Executive Officer and Chief Financial Officer of the Company, dated as of each Closing Date, certifying, in such detail as

Placement Agent may reasonably request, as to the fulfillment of the conditions set forth in subparagraphs (a), (b), (c) and (d) above.

(f) The Company shall have delivered to the Placement Agent (i) a currently dated good standing certificate from the secretary of state of its jurisdiction of incorporation and each jurisdiction in which the Company is qualified to do business as a foreign corporation, and (ii) certified resolutions of the Company’s Board of Directors approving this Agreement and the other Transaction Documents, and the transactions and agreements contemplated by this Agreement and the other Transaction Documents.

(g) On or prior to the date hereof and at each Closing, the Chief Executive Officer of the Company shall have provided a certificate to the Placement Agent confirming (i) that there have been no material and adverse changes in the condition (financial or otherwise) or prospects of the Company from the date of the financial statements included in the Memorandum, (ii) the absence of undisclosed liabilities and (iii) such other matters relating to the financial condition and prospects of the Company that the Placement Agent may reasonably request.

(h) At each Closing, the Company shall have (i) paid to the Placement Agent the Placement Agent’s Fee and the Expense Allowance as set forth in Section 3(d) hereof and (ii) executed and delivered to the Placement Agent the Agent’s Warrants in an amount proportional to the Units sold.

(i) On or prior to the First Closing, the Company, the Principal Stockholders and those management stockholders listed on Schedule A attached hereto (the “Stockholders”) shall have entered into a Stockholders’ Agreement substantially in the form of Annex B to the Memorandum (the “Stockholders’ Agreement”), pursuant to which the Principal Stockholders and the Stockholders shall agree not to sell, transfer or otherwise dispose of any of the Company’s securities beneficially owned by them or issuable to them pursuant to the exercise of options, warrants or conversion of other securities without the Placement Agent’s prior written consent, until the later of 180 days following the Final Closing or 180 days following the date that the Company becomes a fully reporting company under the Securities Exchange Act of 1934, as amended, except that such persons may make transfers to (i) a parent, spouse, sibling or descendent, or to a trust for the benefit of any of the foregoing persons and (ii) in accordance with the provisions set forth in the Stockholders Agreement, as of the date of the First Closing, among the Company, the Placement Agent, the Principal Stockholders and the Stockholders, the investors in the Offering; provided, however, that such transfers shall be subject to this Section 6(i) and that the Placement Agent may require that any such permitted transfer be made subject to a voting agreement pursuant to which the transferring stockholder retains the right to vote all transferred shares for up to two (2) years from the First Closing.

(j) There shall have been delivered to the Placement Agent a signed opinion of counsel to the Company (“Company Counsel”), dated as of each Closing Date, in form and substance reasonably satisfactory to counsel to the Placement Agent.

(k) All proceedings taken at or prior to each Closing in connection with the authorization, issuance and sale of the Units and the Agent’s Warrants will be reasonably satisfactory in form and substance to the Placement Agent and its counsel, and such counsel shall have been furnished with all such documents, certificates and opinions as they may reasonably request upon reasonable prior notice in connection with the transactions contemplated hereby.

(l) If applicable, the Section 1(e) Requirements have been met.

7. Indemnification. (a) The Company will (i) indemnify and hold harmless the Placement Agent, its selected dealers and their respective officers, directors, employees and each person, if any, who controls the Placement Agent within the meaning of the Act and such selected dealers (each an “Indemnitee”) against, and pay or reimburse each Indemnitee for, any and all losses, claims, damages, liabilities or expenses whatsoever (or actions or proceedings or investigations in respect thereof), joint or several (which will, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys’ fees, including appeals), to which any Indemnitee may become subject, under the Act or otherwise, in connection with the offer and sale of the Units, whether such losses, claims, damages, liabilities or expenses shall result from any claim of any Indemnitee or any third party; and (ii) reimburse each Indemnitee for any legal or other expenses reasonably incurred in connection with investigating or defending against any such loss, claim, action, proceeding or investigation; provided, however, that the Company will not be liable in any such case to the extent that any such claim, damage or liability results from (A) an untrue statement or alleged untrue statement of a material fact made in the Memorandum, or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in reliance upon and in conformity with written information furnished to the Company by the Placement Agent or any such controlling persons specifically for use in the preparation thereof, or (B) any violations by the Placement Agent of the Act or state securities laws which does not result from a violation thereof by the Company or any of its affiliates. In addition to the foregoing agreement to indemnify and reimburse, the Company will indemnify and hold harmless each Indemnitee against any and all losses, claims, damages, liabilities or expenses whatsoever (or actions or proceedings or investigations in respect thereof), joint or several (which shall for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all reasonable attorneys’ fees, including appeals) to which any Indemnitee may become subject insofar as such costs, expenses, losses, claims, damages or liabilities arise out of or are based upon the claim of any person or entity that he or it is entitled to broker’s or finder’s fees from any Indemnitee in connection with the Offering. The foregoing indemnity agreements will be in addition to any liability which the Company may otherwise have.

(b) The Placement Agent will indemnify and hold harmless the Company, its officers, directors, employees and each person, if any, who controls the Company within the meaning of the Act against, and pay or reimburse any such person for, any and all losses, claims, damages or liabilities or expenses whatsoever (or actions, proceedings or investigations in respect thereof) to which the Company or any such person may become subject under the Act or otherwise, whether such losses, claims, damages, liabilities or expenses shall result from any claim of the Company, any of its officers, directors, employees, any person who controls the Company within the meaning of the Act or any third party, insofar as such losses, claims, damages or liabilities are based upon any untrue statement or alleged untrue statement of any material fact contained in the Memorandum but only with reference to information contained in the Memorandum relating to the Placement Agent furnished in writing to the Company by the Placement Agent, specifically for use in the preparation thereof. The Placement Agent will reimburse the Company or any such person for any legal or other expenses reasonably incurred in connection with investigating or defending against any such loss, claim, damage, liability or action, proceeding or investigation to which such indemnity obligation applies. The foregoing indemnity agreements will be in addition to any liability which the Placement Agent may otherwise have.

(c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, claim, proceeding or investigation (the “Action”), such indemnified party, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, will notify the indemnifying party of the commencement thereof, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 7 unless the indemnifying party has been substantially prejudiced by such omission. The indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party, to assume the defense thereof subject to the provisions herein stated, with counsel reasonably satisfactory to such indemnified party. The indemnified party will have the right to employ separate counsel in any such Action and to participate in the defense thereof, but the fees and expenses of such counsel will not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the Action with counsel reasonably satisfactory to the indemnified party, provided, however, that if the indemnified party shall be requested by the indemnifying party to participate in the defense thereof or shall have concluded in good faith and specifically notified the indemnifying party either that there may be specific defenses available to it which are different from or additional to those available to the indemnifying party or that such Action involves or could have a material adverse effect upon it with respect to matters beyond the scope of the indemnity agreements contained in this Agreement, then the counsel representing it, to the extent made necessary by such defenses, shall have the right to direct such defenses of such Action on its behalf and in such case the reasonable fees and expenses of such counsel in connection with any such participation or defenses shall be paid by the indemnifying party. No settlement of any Action against an indemnified party will be made without the consent of the indemnifying party and the indemnified party, which consent shall not be unreasonably withheld or delayed in light of all factors of importance to such party and no indemnifying party shall be liable to indemnify any person for any settlement of any such claim effected without such indemnifying party’s consent.

8. Contribution. To provide for just and equitable contribution, if (i) an indemnified party makes a claim for indemnification pursuant to Section 7 hereof and it is finally determined, by a judgment, order or decree not subject to further appeal that such claims for indemnification may not be enforced, even though this Agreement expressly provides for indemnification in such case; or (ii) any indemnified or indemnifying party seeks contribution under the Act, the 1934 Act, or otherwise, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Placement Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Placement Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the Offering (before deducting expenses) received by the Company bear to the total commissions and fees received by the Placement Agent. The relative fault, in the case of an untrue statement, alleged untrue statement, omission or alleged omission will be determined by, among other things, whether such statement, alleged statement, omission or alleged omission relates to information supplied by the Company or by the Placement Agent, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement, alleged statement, omission or alleged omission. The Company and the Placement Agent agree that it would be unjust and inequitable if the respective obligations of the Company and the Placement Agent for contribution were determined by pro rata allocation of the aggregate losses, liabilities, claims, damages and expenses or by any other method or allocation that does not reflect the equitable considerations referred to in this Section 8. No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person, if any, who controls the Placement Agent within the meaning of the Act will have the same rights to contribution as the Placement Agent, and each person, if any, who controls the Company within the meaning of the Act will have the same rights to contribution as the Company, subject in each case to the provisions of this Section 8. Anything in this Section 8 to the contrary notwithstanding, no party will be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section 8 is intended to supersede, to the extent permitted by law, any right to contribution under the Act, the 1934 Act or otherwise available.

9. Termination. (a) The Offering may be terminated by the Placement Agent at any time prior to the expiration of the Offering Period as contemplated in Section 1(b) hereof (the “Expiration Date”) in the event that: (i) any of the representations or warranties of the Company contained herein, in the Memorandum or in any other Transaction Document shall prove to have been false or misleading in any material respect when made or deemed made; (ii) the Company shall have failed to perform any of its material obligations hereunder; (iii) the Placement Agent shall determine that it is reasonably likely that any of the conditions to Closing set forth herein will not, or cannot, be satisfied; or (iv) there shall occur any event which could adversely affect the Transactions contemplated hereby or the other Transaction Documents or the ability of the parties to perform thereunder. In the event of any such termination occasioned by or arising out of or in connection with any breach or failure hereunder on the part of the Company, the Placement Agent shall be entitled to receive, in addition to other rights and remedies it may have hereunder, at law or otherwise, an amount equal to the sum of: (A) all Placement Agent’s Fees earned through the Termination Date; (B) the full amount of the Expense Allowance; (C) all amounts which may become payable in respect of Post-Closing Investors pursuant to Section 3(f) hereof; and (D) in the event that this Agreement is terminated pursuant to Section 9(a)(i) – (iv), for which the Company is primarily responsible, or by the Company for any reason other than Section 9(b)(i) – (ii) within ninety (90) days from the date hereof and the Company is sold, merged or otherwise combined or acquired, or the Company enters into a letter of intent or completes a public or private offering of its securities within 18 months from the Termination Date, an investment banking fee equal to five percent (5%) of the total consideration received by the Company and/or its stockholders in connection with such sale, merger, acquisition or sale of securities  In the event of any such termination by the Placement Agent as a result of any event described in clause (iii) or (iv) above, or pursuant to Section 4(d) hereof, not occasioned by or arising out of or in connection with any breach or failure hereunder by the Company, the Placement Agent will be entitled to receive the sum of all Placement Agent’s Fees earned through the Termination Date, the amount of the Expense Allowance accrued through the Termination Date and the amounts set forth in clauses (C) and (D) of this Section 9(a) and Agent’s Warrants pursuant to Section 3(e) hereof.

(b) This Offering may be terminated by the Company at any time prior to the Expiration Date in the event that (i) the Placement Agent shall have failed to perform any of its material obligations hereunder or (ii) there shall occur any event described in Section 9(a)(iii) or Section 9(a)(iv) above not occasioned by or arising out of or in connection with any breach or failure hereunder on the part of the Company. In the event of any termination by the Company pursuant to clause (i) above, the Placement Agent shall be entitled to retain the amount of the Expense Allowance accrued through the Termination Date, including any non-refundable portions thereof, but shall be entitled to no other amounts whatsoever except as may be due under any indemnity or contribution obligation provided herein or any other Transaction Document, at law or otherwise. In the event of any termination by the Company pursuant to clause (ii) above, the provisions of the last sentence of Section 9(a) hereof shall apply.

(c) Upon any such termination, the Escrow Agent shall, at the request of the Placement Agent, cause all monies received with respect to the subscriptions for Units not accepted by the Company to be promptly returned to such subscribers without interest, penalty, expense or deduction. Any interest earned thereon shall be applied first to the payment of amounts, if any, due to the Escrow Agent and next to the payment of any amounts payable to the Placement Agent hereunder which remain unpaid.

(d)  Before any termination by the Placement Agent under Section 9(a) or by the Company under Section 9(b) shall become effective, the terminating party shall give written notice to the other party of its intention to terminate the Offering (the “Termination Notice”).  The Terminating Notice shall specify the grounds for the proposed termination and their material adverse effect on the Transactions contemplated hereby.  If the specified grounds for termination, or their resulting adverse effect on the Transactions, are curable, then the other party shall have ten (10) days from the Termination Notice within which to remove such grounds or to eliminate all of their material adverse effects on the Transactions contemplated hereby; otherwise, the Offering shall terminate.

10. Survival. (a) The obligations of the parties to pay any costs and expenses hereunder and to provide indemnification and contribution as provided herein shall survive any termination hereunder.

(b) The respective indemnities, agreements, representations, warranties and other statements of the Company set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of, and regardless of any access to information by, the Company or the Placement Agent, or any of their officers or directors or any controlling person thereof, and will survive the sale of the Units.

11. Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made as of the date delivered personally, or the date mailed if mailed by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like changes of address which shall be effective upon receipt) or sent by electronic transmission, with confirmation received, if sent to the Placement Agent, will be mailed, delivered or telefaxed and confirmed to Spencer Trask Ventures, Inc., 535 Madison Avenue, 18th Floor, New York, New York 10022, Attention: DiAnn Ellis, Telefax number (212) 319-8457, with a copy to: Littman Krooks LLP, 655 Third Avenue, New York, NY 10017, Attn: Mitchell C. Littman, Esq., Telefax number (212) 490-2990, and if sent to the Company, will be mailed, delivered or telefaxed and confirmed to Prospect Medical Holdings, Inc., 6083 Bristol Parkway, Suite 100, Culver City, California 90230, Attn: Jacob Y. Terner, M.D., Telefax number (310) 338-1109, with a copy to: J. Brad Wiggins, Esq., Miller & Holguin, 1801 Century Park East, 7th Floor, Los Angeles, California 90067, Telefax number (310) 557-2205.

12. APPLICABLE LAW, ARBITRATION, COSTS, ETC.  THIS AGREEMENT WILL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE.  THE PARTIES HERETO AGREE TO SUBMIT ALL CONTROVERSIES TO ARBITRATION IN ACCORDANCE WITH THE PROVISIONS SET FORTH BELOW AND UNDERSTAND THAT: (A) ARBITRATION IS FINAL AND BINDING ON THE PARTIES; (B) THE PARTIES ARE WAIVING THEIR RIGHT TO SEEK REMEDIES IN COURT, INCLUDING THE RIGHT TO A JURY TRIAL; (C) PRE-ARBITRATION DISCOVERY IS GENERALLY MORE LIMITED AND DIFFERENT FROM COURT PROCEEDINGS; (D) THE ARBITRATOR’S AWARD IS NOT REQUIRED TO INCLUDE FACTUAL FINDINGS OR LEGAL REASONING AND ANY PARTY’S RIGHT TO APPEAL OR TO SEEK MODIFICATION OF RULINGS BY ARBITRATORS IS STRICTLY LIMITED; (E) THE PANEL OF ARBITRATORS WILL TYPICALLY INCLUDE A MINORITY OF ARBITRATORS WHO WERE OR ARE AFFILIATED WITH THE SECURITIES INDUSTRY; AND (F) ALL CONTROVERSIES WHICH MAY ARISE BETWEEN THE PARTIES CONCERNING THIS AGREEMENT SHALL BE DETERMINED BY ARBITRATION PURSUANT TO THE RULES THEN PERTAINING TO THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.  JUDGMENT ON ANY AWARD OF ANY SUCH ARBITRATION MAY BE ENTERED IN

THE SUPREME COURT OF THE STATE OF NEW YORK OR IN ANY OTHER COURT HAVING JURISDICTION OF THE PERSON OR PERSONS AGAINST WHOM SUCH AWARD IS RENDERED.  THE PARTIES AGREE THAT THE DETERMINATION OF THE ARBITRATORS SHALL BE BINDING AND CONCLUSIVE UPON THEM.  THE AGENT OR THE COMPANY, AS THE CASE MAY BE, SHALL BE ENTITLED TO COSTS AND REASONABLE ATTORNEY’S FEES IN THE EVENT IT PREVAILS IN ANY CLAIMS, ACTIONS, AWARDS OR JUDGMENT UNDER THIS AGREEMENT.

13. Miscellaneous. No provision of this Agreement may be changed or terminated except by a writing signed by the party or parties to be charged therewith. Unless expressly so provided, no party to this Agreement will be liable for the performance of any other party’s obligations hereunder. Any party hereto may waive compliance by the other with any of the terms, provisions and conditions set forth herein; provided, however that any such waiver shall be in writing specifically setting forth those provisions waived thereby. No such waiver shall be deemed to constitute or imply waiver of any other term, provision or condition of this Agreement. This Agreement contains the entire agreement between the parties hereto and is intended to supersede any and all prior agreements between the parties relating to the same subject matter. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute a single agreement.

14. Entire Agreement. This Agreement, together with any other agreement referred to herein, supersedes all prior agreements between the parties with respect to the Units purchased hereunder and the subject matter hereof.

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return this Agreement, whereupon it will become a binding agreement between the Company and the Placement Agent in accordance with its terms.

Very truly yours,

PROSPECT MEDICAL HOLDINGS, INC.

By:

Name: R. Stewart Kahn,
Title: Executive Vice President

Accepted and agreed to as of this
1stth day of November, 2003.

SPENCER TRASK VENTURES, INC.

By:

Name:

Title:

Schedule A

Stockholders

Jacob Y. Terner, M.D.

Catherine Dickson

Donna Vigil

R. Stewart Kahn

Linda Hodges